                                                                     EXHIBIT 4.1

                    SECOND AMENDMENT TO THE CREDIT AGREEMENT

                  SECOND AMENDMENT, dated as of March 22, 2001 (this "Second Amendment"), to the Credit Agreement, dated as of September 30, 1999 (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among TENNECO AUTOMOTIVE INC., a Delaware corporation (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and the other financial institutions named therein as agents for the Lenders (in such capacity, collectively, the "Other Agents").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Borrower, the Lenders and the Administrative Agent and the Other Agents are parties to the Credit Agreement;

                  WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth herein;

                  WHEREAS, the Lenders, the Administrative Agent and the Other Agents are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders, the Administrative Agent and the Other Agents hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

                  2. Amendments to Credit Agreement. (a) Section 1.1 of the Credit Agreement is amended as follows:

                  (i) by deleting the definition of "Applicable Margin" in its entirety and substituting, in lieu thereof, the following:

                           "Applicable Margin": with respect to Revolving Loans,
                  Swingline Loans and Tranche A Term Loans, the rate per annum determined pursuant to the Pricing Grid; and with respect to the Tranche B Term Loans and Tranche C Term Loans, the rate per annum set forth under the relevant column heading below:

                                              ABR Loans        Eurodollar Loans
                                              ---------        ----------------
                    Tranche B Term Loans        2.75%               3.75%
                    Tranche C Term Loans        3.00%               4.00%

                  (ii)  by deleting the definition of "Approved Fund";

                  (iii) by deleting from the definition of "Asset Sale" the phrase ", (h)"; and

                  (iv) by adding the following definition of "Lender Affiliate" in proper alphabetical order:

                           "Lender Affiliate": (a) with respect to any Lender
                  (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         (b) Section 2.11(b)(i) of the Credit Agreement is amended by deleting such Section and substituting therefor the following:

                  (b) (i) If on any date on or after the Funding Date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then the Applicable Prepayment Percentage of such Net Cash Proceeds shall be applied within 90 days of such date toward the prepayment of the Term Loans as set forth in
         Section 2.11(d).

         (c) Section 6.1 of the Credit Agreement is amended by (i) deleting the word "and" from the end of paragraph (a), (ii) deleting the period from the end of paragraph (b) and substituting therefor the phrase "; and" and (iii) adding thereto the following new paragraph (c):

                           (c) until such time as the Borrower is no longer
                  required to deliver projections pursuant to Section 6.2(f), as soon as available, but in any event not later than 30 days after the end of each monthly period of each fiscal year of the Borrower (other than the end of any monthly period which is also the end of a quarterly period or the fiscal year of the Borrower), the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures prepared by the Borrower for such periods in the corresponding budgets required to be delivered pursuant to Section 6.2(f), certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments).

         (d) Section 7.1 of the Credit Agreement is amended by deleting paragraphs (a), (b) and (c) in their entirety and substituting, in lieu thereof, the following:

                           (a) Consolidated Leverage Ratio. Permit the
                  Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the

                  Borrower ending with any fiscal quarter during any period set forth below to exceed the ratio set forth below opposite such period:

                                                             Consolidated
                            Period                          Leverage Ratio
                            ------                          --------------
                       Fourth Quarter 2000                       4.90
                       First Quarter 2001                        6.00
                       Second Quarter 2001                       6.25
                       Third Quarter 2001                        6.00
                       Fourth Quarter 2001                       5.50
                       Fiscal Year 2002                          3.75
                       Fiscal Year 2003                          3.50
                       Fiscal Year 2004                          3.50
                       Fiscal Year 2005                          3.50
                       Fiscal Year 2006                          3.50
                       Fiscal Year 2007                          3.50
                       Fiscal Year 2008                          3.50

                            (b) Consolidated Interest Coverage Ratio. Permit the
                  Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter during any period set forth below to be less than the ratio set forth below opposite such period:

                                                             Consolidated
                            Period                          Leverage Ratio
                            ------                          --------------
                       Fourth Quarter 2000                       1.70
                       First Quarter 2001                        1.40
                       Second Quarter 2001                       1.35
                       Third Quarter 2001                        1.40
                       Fourth Quarter 2001                       1.55
                       First Quarter 2002                        2.20
                       Second Quarter 2002                       2.20
                       Third Quarter 2002                        2.20
                       Fourth Quarter 2002                       2.50
                       Fiscal Year 2003                          2.75
                       Fiscal Year 2004                          3.00
                       Fiscal Year 2005                          3.00
                       Fiscal Year 2006                          3.00
                       Fiscal Year 2007                          3.00
                       Fiscal Year 2008                          3.00

                  (c) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter during any period set forth below to be less than the ratio set forth below opposite such period:

                                                             Consolidated
                            Period                          Leverage Ratio
                            ------                          --------------
                       Fourth Quarter 2000                       0.75
                       First Quarter 2001                        0.60
                       Second Quarter 2001                       0.55
                       Third Quarter 2001                        0.65
                       Fourth Quarter 2001                       0.80
                       Fiscal Year 2002                          1.25
                       Fiscal Year 2003                          1.50
                       Fiscal Year 2004                          1.75
                       Fiscal Year 2005                          1.75
                       Fiscal Year 2006                          1.75
                       Fiscal Year 2007                          1.75
                       Fiscal Year 2008                          1.75

                  (e) Section 7.6 of the Credit Agreement is amended by deleting clause (a) and replacing it with the following:

                  (a) any Subsidiary may make Restricted Payments to the Borrower, any Subsidiary or to any other Person (ratably based on such other Person's equity ownership in such Subsidiary) which owns Capital Stock of such Subsidiary;

                  (f) Section 7.7 of the Credit Agreement is amended by deleting such Section and substituting therefor the following:

                  7.7 Capital Expenditures. Make or commit to make any Capital Expenditure, except Capital Expenditures of the Borrower and its Subsidiaries in the ordinary course of business, together with any Investments in Joint Ventures in excess of $25,000,000 under subsection 7.8(h), not exceeding the following amounts in each fiscal year

                            Fiscal Year                         Amount
                            -----------                      -------------
                               2001                          $150,000,000
                               2002                           225,000,000
                               2003                           225,000,000
                               2004                           250,000,000
                               2005                           275,000,000
                               2006                           275,000,000
                               2007                           275,000,000
                               2008                           275,000,000

         ;provided, that (a) up to 50% of any such amount not so expended in the period for which it is permitted may be carried over for expenditure in the next succeeding fiscal year only and (b) Capital Expenditures during any fiscal year (beginning with fiscal year 2002) shall be deemed made, first, in respect of amounts permitted for such fiscal year as provided above and, second, in respect of amounts carried over from the prior fiscal year pursuant to clause (a) above.

                  (g) Section 10.6(c) of the Credit Agreement is amended by deleting the phrases "Approved Fund" and "Approved Funds" and substituting therefore the phrases "Lender Affiliate" and "Lender Affiliates", respectively.

                  (h) The Credit Agreement is amended by deleting the Pricing Grid attached thereto as Annex A and substituting therefor the Pricing Grid attached to this Second Amendment as Annex A.

                  3. Representations and Warranties. The Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 4 of the Credit Agreement, as amended by this Second Amendment. The Borrower represents and warrants that, after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.

                  4. Effectiveness. This Second Amendment shall become effective as of the date of receipt by the Administrative Agent of (a) counterparts of this Second Amendment executed by the Borrower and the Required Lenders and (b) payment for all fees required to be paid and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel) (the "Effective Date").

                  5. Continuing Effect of the Credit Agreement. This Second Amendment shall not constitute an amendment of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders, the Administrative Agent or the Other Agents. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  6. Counterparts. This Second Amendment may be executed by the parties hereto in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

                  7. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK.

                                                                        Annex A

               PRICING GRID FOR REVOLVING LOANS, SWINGLINE LOANS,
                    TRANCHE A TERM LOANS AND COMMITMENT FEES

                                                   Applicable Margin    Applicable Margin
          Consolidated Leverage Ratio            for Eurodollar Loans     for ABR Loans      Commitment Fee Rate
          ---------------------------            --------------------   ------------------   -------------------
      Greater than or equal to 4.5 to 1.0                3.25%                2.25%                 .500%

Less than 4.5 to 1.0 and greater than or equal
                 to 4.0 to 1.0                           3.00%                2.00%                 .500%

Less than 4.0 to 1.0 and greater than or equal
                 to 3.5 to 1.0                           2.75%                1.75%                 .500%

Less than 3.5 to 1.0 and greater than or equal
                 to 3.0 to 1.0                           2.50%                1.50%                 .375%

Less than 3.0 to 1.0 and greater than or equal
                 to 2.5 to 1.0                           2.25%                1.25%                 .375%

Less than 2.5 to 1.0                                     2.00%                1.00%                 .375%

Changes in the Applicable Margin with respect to Revolving Loans, Swingline Loans and Tranche A Loans or in the Commitment Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are delivered to the Lenders pursuant to Section 6.1(a) or (b) (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 4.5 to 1.0. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this definition be deemed to be greater than 4.5 to 1.0. Each determination of the Consolidated Leverage Ratio pursuant to this pricing grid shall be made with respect to (or, in the case of Consolidated Total Debt, as at the end of) the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                     TENNECO AUTOMOTIVE INC.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     THE CHASE MANHATTAN BANK, as
                                     Administrative Agent and as a Lender



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     CITICORP USA, INC., as Syndication Agent and as a Lender



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     COMMERZBANK,
                                     New York and Grand Cayman Branches,
                                     as Co-Documentation Agent and as a Lender



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     BANK OF AMERICA, N.A., as Co-Documentation
                                     Agent and as a Lender



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     ADDISON CDO, LIMITED (Acct 1279)

                                     By: Pacific Investment Management Company
                                         LLC, as its Investment Advisor



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     AERIES-II FINANCE LTD.

                                     By: INVESCO Senior Secured Management,
                                         Inc., as Sub-Managing Agent



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     AIMCO CDO SERIES 2000-A


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ALLIANCE CAPITAL FUNDING, L.L.C.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ALLSTATE LIFE INSURANCE COMPANY


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     APEX (IDM) CDO I, LTD.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ARCHIMEDES FUNDING III, LTD.

                                     By: ING Capital Advisors LLC,
                                         as Collateral Manager



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ATHENA CDO, LIMITED (Acct 1277)

                                     By: Pacific Investment Management Company
                                         LLC, as its Investment Advisor


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     AVALON CAPITAL LTD.

                                     By: INVESCO Senior Secured Management,
                                         Inc., as Portfolio Advisor


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     AVALON CAPITAL LTD. II

                                     By: INVESCO Senior Secured Management,
                                         Inc., as Portfolio Advisor



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     BNP PARIBAS


                                     By:
\                                        ---------------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     BALANCED HIGH-YIELD FUND II LTD.

                                     By: BHF (USA) Capital Corporation as
                                         Attorney-in-Fact


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     BANK ONE, MICHIGAN


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     BANK OF HAWAII


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     BANK OF MONTREAL


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     THE BANK OF NEW YORK


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     THE BANK OF NOVA SCOTIA


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     BEAR STEARNS INVESTMENT PRODUCTS, INC.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     BEDFORD CDO, LIMITED (Acct 1276)

                                     By: Pacific Investment Management Company
                                         LLC, as its Investment Advisor


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     BOEING CAPITAL CORPORATION


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     CIT GROUP/EQUIPMENT
                                     FINANCING, INC.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     CAPTIVA FINANCE LTD.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     CAPTIVA III FINANCE, LTD. (Acct. 275),

                                     as advised by Pacific Investment Management
                                     Company LLC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     CAPTIVA IV FINANCE LTD.

                                     as advised by Pacific Investment Management
                                     Company LLC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     CERES FINANCE, LTD.

                                     By: INVESCO Senior Secured Management,
                                         Inc., as Sub-Managing Agent



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     CERES II FINANCE, LTD.

                                     By: INVESCO Senior Secured Management,
                                     Inc., as Sub-Managing Agent (Financial)


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     CHARTER VIEW PORTFOLIO

                                     By: INVESCO Senior Secured Management,
                                     Inc., as Investment Advisor


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     CITIBANK, N.A.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     COMERICA BANK



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     CONTINENTAL ASSURANCE COMPANY
                                     SEPARATE ACCOUNT (E)

                                     By: TCW Asset Management Company
                                         as Attorney-in-Fact



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     CREDIT SUISSE FIRST BOSTON



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     CYPRESSTREE INVESTMENT PARTNERS I



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     CYPRESSTREE INVESTMENT PARTNERS II



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     THE DAI-ICHI KANGYO BANK, LIMITED



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     DELANO COMPANY (Acct 274)

                                     By: Pacific Investment Management Company
                                         LLC, as its Investment Advisor



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     DRESDNER BANK AG



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ELC (CAYMAN) LTD.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ELC (CAYMAN) LTD. 1999-II



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ELC (CAYMAN) LTD. 1999-III



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ELC (CAYMAN) LTD. 2000-1



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ELT LTD.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     EATON VANCE CDO III, LTD.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     EATON VANCE INSTITUTIONAL SENIOR LOAN FUND



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     EATON VANCE SENIOR INCOME TRUST



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ERSTE BANK DER OESTERREICHISCHEN
                                     SPARKASSEN AG -- NEW YORK BRANCH



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     FIRST DOMINION FUNDING III



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     FIRST UNION NATIONAL BANK



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     FIVE FINANCE CORPORATION

                                     By: Citibank, N.A. as Additional Investment
                                     Manager



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     FLOATING RATE PORTFOLIO

                                     By: INVESCO Senior Secured Management Inc.,
                                     as Attorney-in-Fact



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     FRANKLIN CLO I, LIMITED



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     FRANKLIN FLOATING RATE MASTER SERIES



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     FRANKLIN FLOATING RATE TRUST



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     FREMONT INVESTMENT AND LOAN



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     THE FUJI BANK, LIMITED



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     GALAXY CLO 1999-1, LTD.

                                     BY: SAI INVESTMENT ADVISER, INC., ITS
                                     COLLATERAL MANAGER



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     HELLER FINANCIAL, INC.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     IKB DEUTSCHE INDUSTRIEBANK AG,
                                     LUXEMBOURG BRANCH



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     IMPERIAL BANK



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ING (U.S.) CAPITAL LLC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ING CAPITAL SENIOR SECURED HIGH INCOME
                                     FUND HOLDINGS

                                     By: ING Capital Advisors LLC,
                                     as Investment Manager



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     INDOSUEZ CAPITAL FUNDING IIA, LTD.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     INDOSUEZ CAPITAL FUNDING IV, L.P.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                     CHICAGO BRANCH



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     JISSEKIKUN FUNDING, LTD. (Acct 1288)

                                     By: Pacific Investment Management Company
                                     LLC, as its Investment Advisor



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     KZH CNC LLC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     KZH CRESCENT LLC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     KZH CRESCENT-2 LLC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     KZH CRESCENT-3 LLC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     KZH PAMCO LLC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     KZH PONDVIEW LLC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     KZH RIVERSIDE LLC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     KZH SOLEIL LLC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     KZH SOLEIL-2 LLC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     KZH WATERSIDE LLC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     MORGAN STANLEY DEAN WITTER PRIME
                                     INCOME TRUST



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     MARINER LDC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     MASTER SENIOR FLOATING RATE TRUST



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     MERRILL LYNCH SENIOR FLOATING RATE
                                     FUND, INC.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     METROPOLITAN LIFE INSURANCE COMPANY



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     THE MITSUBISHI TRUST AND BANKING
                                     CORPORATION



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     MONUMENT CAPITAL LTD.



                                     By:
\                                        ---------------------------------------
                                         Name:
                                         Title:

                                     MOUNTAIN CLO I LTD.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     MOUNTAIN CLO II LTD.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     MUIRFIELD TRADING LLC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     NATEXIS BANQUE POPULAIRES



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     NATIONAL CITY BANK



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     NEMEAN CLO, LTD.

                                     By: ING Capital Advisors LLC,
                                     as Investment Manager



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     NEW YORK LIFE INSURANCE COMPANY



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ORIX USA CORPORATION



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     OLYMPIC FUNDING TRUST, SERIES 1999-1



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     OXFORD STRATEGIC INCOME FUND



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     PAM CAPITAL FUNDING LP



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     PPM SPYGLASS FUNDING TRUST



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     PAMCO CAYMAN LTD.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     PRINCIPAL LIFE INSURANCE COMPANY

                                     BY: PRINCIPAL CAPITAL MANAGEMENT, LLC, A
                                     DELAWARE LIMITED LIABILITY COMPANY, ITS
                                     AUTHORIZED SIGNATORY



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     PROMETHEUS INVESTMENT FUNDING 1 LTD.

                                     By: CPF Asset Advisory, LP,
                                     as Investment Manager



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ROYALTON COMPANY (Acct 280)

                                     By: Pacific Investment Management Company
                                         LLC, as its Investment Advisor



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     SEQUILS I, LTD.

                                     By: TCW Advisors, Inc.,
                                     as its Collateral Manager


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     SEQUILS IV, LTD.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     SENIOR DEBT PORTFOLIO



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     SOCIETE GENERALE, NEW YORK BRANCH



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     STANFIELD CLO, LTD.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     STANFIELD/RMF TRANSATLANTIC CDO, LTD.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     STEIN ROE & FARNHAM CLO I LTD.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     STEIN ROE FLOATING RATE LLC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     STRATEGIC MANAGED LOAN PORTFOLIO



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     SUMITOMO BANK, LIMITED



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     SUMITOMO TRUST & BANKING COMPANY



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     TEXTRON FINANCIAL CORPORATION



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     TORONTO DOMINION (TEXAS), INC.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     TRITON CBO III, LIMITED

                                     By: INVESCO Senior Secured Management,
                                     Inc., as Investment Advisor



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     TRYON CLO LTD. 2000-1



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     UNITED OF OMAHA LIFE INSURANCE COMPANY

                                     By: TCW Asset Management Company,
                                     as its Investment Advisor



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     VAN KAMPEN CLO I, LIMITED

                                     By: Van Kampen Management Inc.,
                                     as Collateral Manager



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     WELLS FARGO SUTTER CBO 98



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     WINDSOR LOAN FUNDING, LTD.



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     WINGED FOOT FUNDING TRUST



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

Each of the undersigned agrees to the foregoing Second Amendment and confirms that its obligations under the Loan Documents to which it is a party remain in full force and effect after giving effect to such Second Amendment:

TENNECO INC.
TENNECO AUTOMOTIVE INC.
TENNECO INTERNATIONAL HOLDING CORP.
TENNECO GLOBAL HOLDINGS INC.
THE PULLMAN COMPANY
TMC TEXAS INC.
CLEVITE INDUSTRIES INC.



By:
   ----------------------------------
   Name:
   Title: